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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _____________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                             _____________________


        Date of Report (Date of earliest event reported): March 22, 2001

                           STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           Texas                         0-20750                 74-2175590
(State or other jurisdiction     (Commission file number)       (IRS employer
     of incorporation)                                       identification no.)


                            15000 Northwest Freeway
                             Houston, Texas  77040
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

                             _____________________




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ITEM 5.   OTHER EVENTS.

          On March 23, 2001, Sterling Bancshares, Inc. ("Sterling Bancshares") publicly disseminated a press release announcing that it had completed the acquisition of CaminoReal Bancshares of Texas, Inc. A copy of Sterling Bancshares' press release announcing its acquisition of CaminoReal Bancshares is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number     Description of Exhibit
------     ----------------------
 99.1      Press Release dated March 23, 2001.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 23, 2001.                    STERLING BANCSHARES, INC.


                                          By: /s/ Eugene S. Putnam, Jr.
                                              -------------------------
                                              Eugene S. Putnam, Jr.
                                              Executive Vice President and
                                              Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------
 99.1      Press Release dated March 23, 2001.